Exhibit 10.1

Execution Version

THIRD AMENDMENT AGREEMENT

THIRD AMENDMENT AGREEMENT dated as of May 7, 2018 (this “Third Amendment”) to the Second Amended and Restated Credit Agreement dated as of June 30, 2016 (as amended by the First Amendment, dated as of January 24, 2017, the Second Amendment, dated as of March 21, 2018, and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time and immediately prior to the Third Amendment Effective Date (as defined below) (the “Credit Agreement” and as amended by this Third Amendment, the “Amended Credit Agreement”), among, inter alia, NRG Energy, Inc., a Delaware corporation (the “Borrower”), the Lenders from time to time parties thereto and Citicorp North America, Inc., as administrative agent (in such capacity and together with its successors, the “Administrative Agent”) and as collateral agent (in such capacity and together with its successors, the “Collateral Agent”).

A.            Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Amended Credit Agreement.

B.            The Borrower has requested that the Tranche A Revolving Lenders consent to (i) extend the final maturity date of the Tranche A Revolving Loans and Tranche A Revolving Commitments to June 30, 2021 and (ii) make certain other changes to the Loan Documents as are necessary or appropriate in connection with such extension, as more fully set forth herein, in each case, pursuant to a Permitted Amendment in accordance with Section 9.19(a) of the Credit Agreement.

C.            Each Tranche A Revolving Lender that executes and delivers a signature page to this Amendment on or prior to the Third Amendment Effective Date (as defined below) (the “Accepting Lenders”) will be deemed to have irrevocably agreed to the terms of this Third Amendment and the Amended Credit Agreement, subject to the conditions to effectiveness set forth herein.

D.            The amendments to the Credit Agreement set forth below are subject to the satisfaction of the conditions precedent to effectiveness referred to herein and shall become effective as provided herein.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.  Amendments to Credit Agreement.

(i) Section 1.01 of the Credit Agreement is hereby amended or, as the case may be, amended and restated by:

(A)  adding thereto the following new defined terms in proper alphabetical order:

“Earlier Tranche A Revolving Lenders” shall mean, collectively, The Royal Bank of Scotland plc and Wells Fargo Bank, N.A.

“Third Amendment” shall mean the Third Amendment Agreement, dated as of May 7, 2018, among the Borrower, each Subsidiary Guarantor, the Administrative Agent, the Collateral Agent and the Tranche A Revolving Lenders party thereto.

“Third Amendment Effective Date” shall have the meaning assigned to such term in the Third Amendment.

“Tranche A Accepting Lender” shall mean Bank of America, N.A.

(B)  amending and restating the following defined terms therein in their entirety as follows:

“Class”, when used in reference to any Loan or Borrowing, shall refer to whether such Loan, or the Loans comprising such Borrowing, are Tranche A Revolving Loans, Tranche B Revolving Loans, New Revolving Loans, Refinancing Revolving Loans, Term Loans, New Term Loans, Refinancing Term Loans or Swingline Loans, and, when used in reference to any Commitment, shall refer to whether such Commitment is a Tranche A Revolving Commitment, Tranche B Revolving Commitment, New Revolving Commitment, Refinancing Revolving Commitment, Term Commitment, New Term Commitment, Refinancing Term Commitment or Swingline Commitment.  For the avoidance of doubt, any Loans or Commitments created pursuant to a Permitted Amendment shall constitute a separate Class; provided, however, that until the Earlier Tranche A Revolving Facility Maturity Date, all of the Tranche A Revolving Loans and Tranche A Revolving Commitments will constitute the same Class and will be treated as a single Class for all purposes hereunder (except with respect to any reduction in the Revolving Commitments made pursuant to Section 2.09(c)(ii), which reduction may be made giving effect to the earlier maturity date of the Tranche A Revolving Commitments of the Earlier Tranche A Revolving Lenders as though such Tranche A Revolving Commitments were a separate Class from the Tranche A Revolving Commitments of the Tranche A Accepting Lender).

“Tranche A Revolving Facility Maturity Date” means (i) with respect to each Earlier Tranche A Revolving Lender, July 1, 2018 (the “Earlier Tranche A Revolving Facility Maturity Date”) and (ii) with respect to the Tranche A Accepting Lender, June 30, 2021.  As used herein, the term “Tranche A Revolving Facility Maturity Date” shall mean, from and after the Third Amendment Effective Date, the applicable Tranche A Revolving Facility Maturity Date of any applicable Tranche A Revolving Lender.

(ii) Section 2.22(e) of the Credit Agreement is hereby amended and restated as follows:

“Participations.  The Swingline Lender may by written notice given to the Administrative Agent not later than 10:00 a.m., New York City time, on any Business Day require the Revolving Lenders to acquire participations on such Business Day in all or a portion of the Swingline Loans outstanding.  Such notice shall specify the aggregate amount of Swingline Loans in which Revolving Lenders will participate.  The Administrative Agent will, promptly upon receipt of such notice, give notice to each Revolving Lender, specifying in such notice such Lender’s Pro Rata Percentage of such Swingline Loan or Loans.  In furtherance of the foregoing, each Revolving Lender hereby absolutely and unconditionally

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agrees, upon receipt of notice as provided above, to pay to the Administrative Agent, for the account of the Swingline Lender, such Revolving Lender’s Pro Rata Percentage of such Swingline Loan or Loans; provided that, from the Closing Date until the Tranche A Revolving Facility Maturity Date, participations in Swingline Loans shall be allocated in accordance with the aggregate Revolving Commitments (including both the Tranche A Revolving Commitments and the Tranche B Revolving Commitments); provided, that, notwithstanding the foregoing, participations in any Swingline Loans that are made on or after the date that is 15 days prior to the Earlier Tranche A Revolving Facility Maturity Date shall be allocated to the Tranche A Accepting Lender and the Tranche B Revolving Lenders ratably in accordance with their respective Tranche A Revolving Commitments and Tranche B Revolving Commitments.  On the Earlier Tranche A Revolving Facility Maturity Date, the obligations of the Earlier Tranche A Revolving Lenders in respect any outstanding Swingline Loans shall be terminated and reallocated to the Tranche A Accepting Lender and the Tranche B Revolving Lenders ratably in accordance with their respective Tranche A Revolving Commitments and Tranche B Revolving Commitments; provided that after giving effect to such reallocation the Aggregate Revolving Exposures of the Tranche A Revolving Lenders and the Tranche B Revolving Lenders at such time does not exceed the sum of the remaining Tranche A Revolving Commitments and Tranche B Revolving Commitments and the Tranche A Accepting Lender’s Revolving Exposure does not exceed its Tranche A Revolving Commitments and each Tranche B Revolving Lender’s Revolving Exposure does not exceed its Tranche B Revolving Commitment.  If the reallocation described in the preceding sentence cannot, or can only partially, be effected as a result of the limitations herein, the Borrower shall within one Business Day of notice thereof from the Swingline Lender or the Administrative Agent repay Swingline Loans the participation interests in which cannot be reallocated to the Tranche A Accepting Lender and the Tranche B Revolving Lenders pursuant to the prior sentence.  Each Revolving Lender acknowledges and agrees that its obligation to acquire participations in Swingline Loans pursuant to this Section 2.22(e) is absolute and unconditional and shall not be affected by any circumstance whatsoever, including the occurrence and continuance of a Default or an Event of Default, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever.  Each Revolving Lender shall comply with its obligation under this Section 2.22(e) by wire transfer of immediately available funds, in the same manner as provided in Section 2.02(c) with respect to Loans made by such Lender (and Section 2.02(c) shall apply, mutatis mutandis, to the payment obligations of the Lenders under this Section) and the Administrative Agent shall promptly pay to the Swingline Lender the amounts so received by it from the Lenders.  The Administrative Agent shall notify the Borrower of any participations in any Swingline Loan acquired pursuant to this Section 2.22(e) and thereafter payments in respect of such Swingline Loan shall be made to the Administrative Agent and not to the Swingline Lender.  Any amounts received by the Swingline Lender from the Borrower (or other party on behalf of the Borrower) in respect of a Swingline Loan

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after receipt by the Swingline Lender of the proceeds of a sale of participations therein shall be promptly remitted to the Administrative Agent; any such amounts received by the Administrative Agent shall be promptly remitted by the Administrative Agent to the Lenders that shall have made their payments pursuant to this Section 2.22(e) and to the Swingline Lender, as their interests may appear.  The purchase of participations in a Swingline Loan pursuant to this Section 2.22(e) shall not relieve the Borrower (or other party liable for obligations of the Borrower) of any default in the payment thereof.”

(iii) Section 2.23(d)(ii) of the Credit Agreement is hereby amended and restated as follows:

“On the Closing Date, the participations in any issued and outstanding Letters of Credit shall be reallocated so that after giving effect thereto, the Tranche A Revolving Lenders and the Tranche B Revolving Lenders shall share ratably in such participations in accordance with the aggregate Revolving Commitments. Thereafter, until the Earlier Tranche A Revolving Facility Maturity Date, participations in any newly issued Letters of Credit shall be allocated in accordance with the aggregate Revolving Commitments; provided that, notwithstanding the foregoing, participations in any newly issued Letters of Credit that have an expiry date after the date that is five Business Days prior to the Earlier Tranche A Revolving Facility Maturity Date shall be allocated to the Tranche A Accepting Lender and the Tranche B Revolving Lenders ratably in accordance with their Tranche A Revolving Commitments and Tranche B Revolving Commitments but only to the extent that such allocation would not cause (x) the Aggregate Revolving Exposures of the Tranche A Accepting Lender and the Tranche B Revolving Lenders at such time to exceed the sum of the remaining Tranche A Revolving Commitments and Tranche B Revolving Commitments, respectively, (y) the Tranche A Accepting Lender’s Revolving Exposure to exceed its Tranche A Revolving Commitment or (z) each Tranche B Revolving Lender’s Revolving Exposure to exceed its Tranche B Revolving Commitment; provided, further, that no Issuing Bank shall be obligated to issue any Letter of Credit that would have an expiry date after the date that is five Business Days prior to the Earlier Tranche A Revolving Facility Maturity Date unless such Letter of Credit would be 100% covered by the Tranche A Revolving Commitments of the Tranche A Accepting Lender and Tranche B Revolving Commitments of the Tranche B Revolving Lenders.”

(iv) Each Tranche A Revolving Lender that does not execute and deliver a signature page to this Amendment shall continue to be Revolving Lenders under the Amended Credit Agreement but shall be referred to as “Earlier Tranche A Revolving Lenders”.

(v) As used in the Credit Agreement, the terms “Agreement,” “this Agreement,” “herein,” “hereinafter,” “hereto,” “hereof,” and words of similar import shall, unless the context otherwise requires, mean, from and after the Third Amendment Effective Date, the Credit Agreement as amended by this Third Amendment.

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SECTION 2.  Representations and Warranties.  To induce the other parties hereto to enter into this Third Amendment, the Borrower and each Subsidiary Guarantor represents and warrants to each of the Tranche A Revolving Lenders party hereto and the Administrative Agent and the Collateral Agent that, as of the Third Amendment Effective Date:

(a)  The Borrower and each Subsidiary Guarantor has all requisite power and authority, and the legal right, to enter into this Third Amendment and the Amended Credit Agreement, and to carry out the transactions contemplated by, and perform its obligations under, this Third Amendment, the Amended Credit Agreement and the other Loan Documents.

(b)  Each of this Third Amendment and the Amended Credit Agreement (i) has been duly authorized, executed and delivered by the Borrower and, with respect to this Third Amendment only, each Subsidiary Guarantor, (ii) constitutes the Borrower’s and, with respect to this Third Amendment only, each Subsidiary Guarantor’s legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other laws now or hereafter in effect affecting creditors’ rights generally and (including with respect to specific performance) subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law and to the discretion of the court before which any proceeding therefor may be brought, (iii) will not violate (A) any applicable provision of any material law, statute, rule or regulation, or of the certificate or articles of incorporation or other constitutive documents or by-laws of the Borrower or any Subsidiary Guarantor, (B) any order of any Governmental Authority or arbitrator or (C) after giving effect to the transactions contemplated by this Third Amendment, any provision of any indenture or any material agreement or other material instrument to which the Borrower or any Subsidiary Guarantor is a party or by which any of them or any of their property is or may be bound, (iv) after giving effect to the transactions contemplated by this Third Amendment, will not be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under, or give rise to any right to accelerate or to require the prepayment, repurchase or redemption of any obligation under any such indenture or material agreement or other material instrument and (v) will not result in the creation or imposition of any Lien upon or with respect to any property or assets now owned or hereafter acquired by the Borrower or any other Loan Party (other than Liens created under the Security Documents).

(c)  No action, consent or approval of, registration or filing with, notice to, or any other action by, any Governmental Authority is or will be required in connection with this Third Amendment or the Amended Credit Agreement, except for (i) any immaterial actions, consents, approvals, registrations or filings or (ii) such as have been made or obtained and are in full force and effect.

(d)  The representations and warranties set forth in the Amended Credit Agreement and each other Loan Document are true and correct in all material respects on and as of the Third Amendment Effective Date, with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects on and as of such earlier date; provided that, in each case, such materiality qualifier is not applicable to any representations and warranties that already are qualified or modified by materiality (or Material Adverse Effect) in the text thereof.

SECTION 3.  Conditions to Effectiveness of this Third Amendment.

(a)  This Third Amendment shall become effective on the date (the “Third Amendment Effective Date”) on which:

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(i) The Administrative Agent shall have received duly executed and delivered counterparts of this Third Amendment that, when taken together, bear the signatures of the Borrower, the Tranche A Accepting Lender and all Subsidiary Guarantors;

(ii) Each of (A) the representations and warranties set forth in Section 2 shall be true and correct in all material respects on and as of the Third Amendment Effective Date, with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date; provided that, in each case, such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality (or Material Adverse Effect) in the text thereof, and (B) the conditions in Sections 4.01(b), 4.01(c) and 4.01(d) of the Amended Credit Agreement shall have been satisfied or waived in accordance with the terms of the Amended Credit Agreement;

(iii) The Administrative Agent shall have received a certificate, dated as of the Third Amendment Effective Date, duly executed by a Financial Officer of the Borrower, confirming compliance with the conditions precedent set forth in Section 3(a)(ii)(A) above and Section 4.01(c) of the Amended Credit Agreement;

(iv) The Administrative Agent shall have received (1) a certificate as to the good standing of each Loan Party as of a recent date, from the Secretary of State of the state of its organization; (2) a certificate of the Secretary or Assistant Secretary of each Loan Party dated as of the Third Amendment Effective Date and certifying (A) that the by-laws or other similar governing documents, as applicable, of such Loan Party have not been amended or changed since the Closing Date other than those changes attached to such certificate, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors or other similar governing body, as applicable, of such Loan Party authorizing the execution, delivery and performance of the Third Amendment and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (C) that the certificate or articles of incorporation or other formation documents of such Loan Party have not been amended or changed since the Closing Date other than those changes attached to such certificate and (D) that there has been no change as to the incumbency and specimen signature of each officer executing the Third Amendment or any other document delivered in connection herewith on behalf of such Loan Party since the Closing Date other than any such changed incumbency and specimen signatures attached to such certificate; and (3) a certificate of another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to clause (2) above;

(v) The Administrative Agent shall have received, on behalf of itself and the Tranche A Revolving Lenders party hereto, a favorable written opinion of Baker Botts L.L.P., counsel for the Borrower and certain other Loan Parties in form and substance satisfactory to the Administrative Agent;

(vi) The Administrative Agent shall have received a written notice with respect to the Permitted Amendment contemplated by this Amendment in accordance with Section 9.19(a) of the Credit Agreement; and

(vii) The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Third Amendment Effective Date, including, to the extent invoiced, reimbursement or other payment of all out-of-pocket expenses required to be reimbursed or paid

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by the Borrower hereunder or under any other Loan Document or other agreement with the Borrower relating to the Transactions.

SECTION 4.  Effect of Amended Credit Agreement.

(a)  Except as expressly set forth herein or in the Amended Credit Agreement, this Third Amendment and the Amended Credit Agreement shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Collateral Agent or the Issuing Banks under the Credit Agreement, the Amended Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or the Amended Credit Agreement or any other provision of the Credit Agreement, the Amended Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.  Nothing herein shall be deemed to entitle the Borrower, any Subsidiary Guarantor or any other Person to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, the Amended Credit Agreement or any other Loan Document in similar or different circumstances.

(b)  On the Third Amendment Effective Date, the Credit Agreement shall be amended as set forth in Section 1 above.  The parties hereto acknowledge and agree that (i) this Third Amendment, the Amended Credit Agreement, any other Loan Document or other document or instrument executed and delivered in connection herewith do not constitute a novation, or termination of the obligations of the Borrower and the Subsidiary Guarantors under the Credit Agreement as in effect prior to the Third Amendment Effective Date (collectively, the “Obligations”) and (ii) such Obligations are in all respects continuing (as amended by this Third Amendment) with only the terms thereof being modified to the extent provided in this Third Amendment.  Each of the Borrower and the Subsidiary Guarantors hereby consents to the entering into the Third Amendment and each of the transactions contemplated hereby, confirms its respective guarantees, pledges, grants of security interests, Liens and other obligations, as applicable, under and subject to the terms of the Security Documents to which it is a party and each of the other Loan Documents to which it is party, and agrees that, notwithstanding the effectiveness of the Third Amendment or any of the transactions contemplated hereby, such guarantees, pledges, grants of security interests, Liens and other obligations, and the terms of each of the other Security Documents to which it is a party and each of the other Loan Documents to which it is a party, are not impaired or affected in any manner whatsoever and shall continue to be in full force and effect and shall continue to secure all Guaranteed Obligations, as amended, reaffirmed and modified pursuant to the Third Amendment or any of the transactions contemplated thereby.  Upon the satisfaction of the conditions precedent set forth in Section 3 of this Third Amendment, the provisions of this Third Amendment will become effective and binding upon, and enforceable against, the Borrower and each of the Administrative Agent, the Collateral Agent and the Lenders.

(c)  This Third Amendment shall constitute a Loan Document for all purposes under the Amended Credit Agreement and a Security Document (as defined in the Collateral Trust Agreement) for all purposes under the Collateral Trust Agreement and shall be administered and construed pursuant to the terms of the Amended Credit Agreement and the Collateral Trust Agreement.

SECTION 5.  Counterparts.  This Third Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract and shall become effective as provided in Section 3.  Delivery of an executed signature page to this Third Amendment by facsimile or other electronic transmission (including “pdf”) shall be as effective as delivery of a manually signed counterpart of this Third Amendment.

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SECTION 6.  Applicable Law; Notices; Waiver of Jury Trial; Severability; Jurisdiction; Consent to Service of Process; Waivers.  THIS THIRD AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.  Sections 9.07, 9.11 and 9.15 of the Amended Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.

SECTION 7.  Headings;  Headings used herein are for convenience of reference only, are not part of this Third Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Third Amendment.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed by their respective officers as of the day and year first above written.

NRG ENERGY, INC.

By:	/s/ Gaëtan C. Frotté
	Name:	Gaëtan C. Frotté
	Title:	Senior Vice President & Treasurer

[Signature Page to Third Amendment]

GUARANTORS:

ACE ENERGY, INC.
ALLIED HOME WARRANTY GP LLC
ALLIED WARRANTY LLC
ARTHUR KILL POWER LLC
ASTORIA GAS TURBINE POWER LLC
BAYOU COVE PEAKING POWER, LLC
BIDURENERGY, INC.
CABRILLO POWER I LLC
CABRILLO POWER II LLC
CARBON MANAGEMENT SOLUTIONS LLC
CIRRO ENERGY SERVICES, INC.
CIRRO GROUP, INC.
CONEMAUGH POWER LLC
CONNECTICUT JET POWER LLC
COTTONWOOD DEVELOPMENT LLC
COTTONWOOD GENERATING PARTNERS I LLC
COTTONWOOD GENERATING PARTNERS II LLC
COTTONWOOD GENERATING PARTNERS III LLC
COTTONWOOD ENERGY COMPANY LP
COTTONWOOD TECHNOLOGY PARTNERS LP
DEVON POWER LLC
DUNKIRK POWER LLC
EASTERN SIERRA ENERGY COMPANY LLC
EL SEGUNDO POWER, LLC
EL SEGUNDO POWER II, LLC
ENERGY CHOICE SOLUTIONS LLC
ENERGY PLUS HOLDINGS LLC
ENERGY PLUS NATURAL GAS LLC
EVERYTHING ENERGY LLC
FORWARD HOME SECURITY, LLC
GCP FUNDING COMPANY, LLC
GREEN MOUNTAIN ENERGY COMPANY
GREGORY PARTNERS, LLC
GREGORY POWER PARTNERS LLC
HUNTLEY POWER LLC
INDEPENDENCE ENERGY ALLIANCE LLC
INDEPENDENCE ENERGY GROUP LLC
INDEPENDENCE ENERGY NATURAL GAS LLC
INDIAN RIVER OPERATIONS INC.
INDIAN RIVER POWER LLC
KEYSTONE POWER LLC
LOUISIANA GENERATING LLC
MERIDEN GAS TURBINES LLC
MIDDLETOWN POWER LLC

By:	/s/ Gaëtan C. Frotté
Name: Gaëtan C. Frotté
Title: Treasurer

[Signature Page to Third Amendment]

MONTVILLE POWER LLC
NEO CORPORATION
NEW GENCO GP, LLC
NORWALK POWER LLC
NRG ADVISORY SERVICES LLC
NRG AFFILIATE SERVICES INC.
NRG ARTHUR KILL OPERATIONS INC.
NRG ASTORIA GAS TURBINE OPERATIONS INC.
NRG BAYOU COVE LLC
NRG BUSINESS SERVICES LLC
NRG CABRILLO POWER OPERATIONS INC.
NRG CALIFORNIA PEAKER OPERATIONS LLC
NRG CEDAR BAYOU DEVELOPMENT COMPANY, LLC
NRG CONNECTED HOME LLC
NRG CONNECTICUT AFFILIATE SERVICES INC.
NRG CURTAILMENT SOLUTIONS, INC.
NRG DEVELOPMENT COMPANY INC.
NRG DEVON OPERATIONS INC.
NRG DISPATCH SERVICES LLC
NRG DISTRIBUTED ENERGY RESOURCES HOLDINGS LLC
NRG DISTRIBUTED GENERATION PR LLC
NRG DUNKIRK OPERATIONS INC.
NRG ECOKAP HOLDINGS LLC
NRG EL SEGUNDO OPERATIONS INC.
NRG ENERGY EFFICIENCY-L LLC
NRG ENERGY LABOR SERVICES LLC
NRG ENERGY SERVICES GROUP LLC
NRG ENERGY SERVICES INTERNATIONAL INC.
NRG GENERATION HOLDINGS INC.
NRG GREENCO LLC
NRG HOME & BUSINESS SOLUTIONS LLC
NRG HOME SERVICES LLC
NRG HOME SOLUTIONS LLC
NRG HOME SOLUTIONS PRODUCT LLC
NRG HOMER CITY SERVICES LLC
NRG HQ DG LLC
NRG HUNTLEY OPERATIONS INC.
NRG IDENTITY PROTECT LLC
NRG ILION LP LLC
NRG INTERNATIONAL LLC
NRG MEXTRANS INC.
NRG MIDATLANTIC AFFILIATE SERVICES INC.
NRG MIDDLETOWN OPERATIONS INC.
NRG MONTVILLE OPERATIONS INC.
NRG NEW ROADS HOLDINGS LLC
NRG NORTH CENTRAL OPERATIONS INC.

By:	/s/ Gaëtan C. Frotté
Name: Gaëtan C. Frotté
Title: Treasurer

[Signature Page to Third Amendment]

NRG NORTHEAST AFFILIATE SERVICES INC.
NRG NORWALK HARBOR OPERATIONS INC.
NRG OSWEGO HARBOR POWER OPERATIONS INC.
NRG PACGEN INC.
NRG PORTABLE POWER LLC
NRG POWER MARKETING LLC
NRG RENTER’S PROTECTION LLC
NRG RETAIL LLC
NRG RETAIL NORTHEAST LLC
NRG ROCKFORD ACQUISITION LLC
NRG SAGUARO OPERATIONS INC.
NRG SECURITY LLC
NRG SERVICES CORPORATION
NRG SIMPLYSMART SOLUTIONS LLC
NRG SOUTH CENTRAL AFFILIATE SERVICES INC.
NRG SOUTH CENTRAL GENERATING LLC
NRG TEXAS C&I SUPPLY LLC
NRG TEXAS GREGORY LLC
NRG TEXAS HOLDING INC.
NRG TEXAS LLC
NRG TEXAS POWER LLC
NRG WARRANTY SERVICES LLC
NRG WEST COAST LLC
NRG WESTERN AFFILIATE SERVICES INC.
O’BRIEN COGENERATION, INC. II
ONSITE ENERGY, INC.
OSWEGO HARBOR POWER LLC
RELIANT ENERGY NORTHEAST LLC
RELIANT ENERGY POWER SUPPLY, LLC
RELIANT ENERGY RETAIL HOLDINGS, LLC
RELIANT ENERGY RETAIL SERVICES, LLC
RERH HOLDINGS, LLC
SAGUARO POWER LLC
SOMERSET OPERATIONS INC.
SOMERSET POWER LLC
TEXAS GENCO GP, LLC
TEXAS GENCO HOLDINGS, INC.
TEXAS GENCO LP, LLC
US RETAILERS LLC
VIENNA OPERATIONS INC.
VIENNA POWER LLC
WCP (GENERATION) HOLDINGS LLC
WEST COAST POWER LLC

By:	/s/ Gaëtan C. Frotté
Name: Gaëtan C. Frotté
Title: Treasurer

[Signature Page to Third Amendment]

ENERGY ALTERNATIVES WHOLESALE, LLC
NRG OPERATING SERVICES, INC.
NRG SOUTH CENTRAL OPERATIONS INC.

By:	/s/ Krisshna Koomar
Name: Krisshna Koomar
Title: Vice President

NRG CONSTRUCTION LLC
NRG ENERGY SERVICES LLC
NRG MAINTENANCE SERVICES LLC
NRG RELIABILITY SOLUTIONS LLC

By:	/s/ Rachel Smith
Name: Rachel Smith
Title: Treasurer

ENERGY PROTECTION INSURANCE COMPANY

By:	/s/ Krisshna Koomar
Name: Krisshna Koomar
Title: Vice President

NRG ILION LIMITED PARTNERSHIP
By: NRG Rockford Acquisition LLC, its General Partner

	By:	/s/ Gaëtan Frotté
Name: Gaëtan Frotté
Title: Treasurer

NRG SOUTH TEXAS LP
By: Texas Genco GP, LLC, its General Partner

	By:	/s/ Gaëtan Frotté
Name: Gaëtan Frotté
Title: Treasurer

TEXAS GENCO SERVICES, LP
By: New Genco GP, LLC, its General Partner

	By:	/s/ Gaëtan Frotté
Name: Gaëtan Frotté
Title: Treasurer

	By:	/s/ Gaëtan C. Frotté
Name: Gaëtan C. Frotté
Title: Senior Vice President & Treasurer

[Signature Page to Third Amendment]

GUARANTORS:

ACE ENERGY, INC.
ALLIED HOME WARRANTY GP LLC
ALLIED WARRANTY LLC
ARTHUR KILL POWER LLC
ASTORIA GAS TURBINE POWER LLC
BAYOU COVE PEAKING POWER, LLC
BIDURENERGY, INC.
CABRILLO POWER I LLC
CABRILLO POWER II LLC
CARBON MANAGEMENT SOLUTIONS LLC
CIRRO ENERGY SERVICES, INC.
CIRRO GROUP, INC.
CONEMAUGH POWER LLC
CONNECTICUT JET POWER LLC
COTTONWOOD DEVELOPMENT LLC
COTTONWOOD GENERATING PARTNERS I LLC
COTTONWOOD GENERATING PARTNERS II LLC
COTTONWOOD GENERATING PARTNERS III LLC
COTTONWOOD ENERGY COMPANY LP
COTTONWOOD TECHNOLOGY PARTNERS LP
DEVON POWER LLC
DUNKIRK POWER LLC
EASTERN SIERRA ENERGY COMPANY LLC
EL SEGUNDO POWER, LLC
EL SEGUNDO POWER II, LLC
ENERGY CHOICE SOLUTIONS LLC
ENERGY PLUS HOLDINGS LLC
ENERGY PLUS NATURAL GAS LLC
EVERYTHING ENERGY LLC
FORWARD HOME SECURITY, LLC
GCP FUNDING COMPANY, LLC
GREEN MOUNTAIN ENERGY COMPANY
GREGORY PARTNERS, LLC
GREGORY POWER PARTNERS LLC
HUNTLEY POWER LLC
INDEPENDENCE ENERGY ALLIANCE LLC
INDEPENDENCE ENERGY GROUP LLC
INDEPENDENCE ENERGY NATURAL GAS LLC
INDIAN RIVER OPERATIONS INC.
INDIAN RIVER POWER LLC
KEYSTONE POWER LLC
LOUISIANA GENERATING LLC
MERIDEN GAS TURBINES LLC
MIDDLETOWN POWER LLC

By:	/s/ Gaëtan C. Frotté
Name: Gaëtan C. Frotté
Title: Treasurer

[Signature Page to Third Amendment]

MONTVILLE POWER LLC
NEO CORPORATION
NEW GENCO GP, LLC
NORWALK POWER LLC
NRG ADVISORY SERVICES LLC
NRG AFFILIATE SERVICES INC.
NRG ARTHUR KILL OPERATIONS INC.
NRG ASTORIA GAS TURBINE OPERATIONS INC.
NRG BAYOU COVE LLC
NRG BUSINESS SERVICES LLC
NRG CABRILLO POWER OPERATIONS INC.
NRG CALIFORNIA PEAKER OPERATIONS LLC
NRG CEDAR BAYOU DEVELOPMENT COMPANY, LLC
NRG CONNECTED HOME LLC
NRG CONNECTICUT AFFILIATE SERVICES INC.
NRG CURTAILMENT SOLUTIONS, INC.
NRG DEVELOPMENT COMPANY INC.
NRG DEVON OPERATIONS INC.
NRG DISPATCH SERVICES LLC
NRG DISTRIBUTED ENERGY RESOURCES HOLDINGS LLC
NRG DISTRIBUTED GENERATION PR LLC
NRG DUNKIRK OPERATIONS INC.
NRG ECOKAP HOLDINGS LLC
NRG EL SEGUNDO OPERATIONS INC.
NRG ENERGY EFFICIENCY-L LLC
NRG ENERGY LABOR SERVICES LLC
NRG ENERGY SERVICES GROUP LLC
NRG ENERGY SERVICES INTERNATIONAL INC.
NRG GENERATION HOLDINGS INC.
NRG GREENCO LLC
NRG HOME & BUSINESS SOLUTIONS LLC
NRG HOME SERVICES LLC
NRG HOME SOLUTIONS LLC
NRG HOME SOLUTIONS PRODUCT LLC
NRG HOMER CITY SERVICES LLC
NRG HQ DG LLC
NRG HUNTLEY OPERATIONS INC.
NRG IDENTITY PROTECT LLC
NRG ILION LP LLC
NRG INTERNATIONAL LLC
NRG MEXTRANS INC.
NRG MIDATLANTIC AFFILIATE SERVICES INC.
NRG MIDDLETOWN OPERATIONS INC.
NRG MONTVILLE OPERATIONS INC.
NRG NEW ROADS HOLDINGS LLC
NRG NORTH CENTRAL OPERATIONS INC.

By:	/s/ Gaëtan C. Frotté
Name: Gaëtan C. Frotté
Title: Treasurer

[Signature Page to Third Amendment]

NRG NORTHEAST AFFILIATE SERVICES INC.
NRG NORWALK HARBOR OPERATIONS INC.
NRG OSWEGO HARBOR POWER OPERATIONS INC.
NRG PACGEN INC.
NRG PORTABLE POWER LLC
NRG POWER MARKETING LLC
NRG RENTER’S PROTECTION LLC
NRG RETAIL LLC
NRG RETAIL NORTHEAST LLC
NRG ROCKFORD ACQUISITION LLC
NRG SAGUARO OPERATIONS INC.
NRG SECURITY LLC
NRG SERVICES CORPORATION
NRG SIMPLYSMART SOLUTIONS LLC
NRG SOUTH CENTRAL AFFILIATE SERVICES INC.
NRG SOUTH CENTRAL GENERATING LLC
NRG TEXAS C&I SUPPLY LLC
NRG TEXAS GREGORY LLC
NRG TEXAS HOLDING INC.
NRG TEXAS LLC
NRG TEXAS POWER LLC
NRG WARRANTY SERVICES LLC
NRG WEST COAST LLC
NRG WESTERN AFFILIATE SERVICES INC.
O’BRIEN COGENERATION, INC. II
ONSITE ENERGY, INC.
OSWEGO HARBOR POWER LLC
RELIANT ENERGY NORTHEAST LLC
RELIANT ENERGY POWER SUPPLY, LLC
RELIANT ENERGY RETAIL HOLDINGS, LLC
RELIANT ENERGY RETAIL SERVICES, LLC
RERH HOLDINGS, LLC
SAGUARO POWER LLC
SOMERSET OPERATIONS INC.
SOMERSET POWER LLC
TEXAS GENCO GP, LLC
TEXAS GENCO HOLDINGS, INC.
TEXAS GENCO LP, LLC
US RETAILERS LLC
VIENNA OPERATIONS INC.
VIENNA POWER LLC
WCP (GENERATION) HOLDINGS LLC
WEST COAST POWER LLC

By:	/s/ Gaëtan C. Frotté
Name: Gaëtan C. Frotté
Title: Treasurer

[Signature Page to Third Amendment]

ENERGY ALTERNATIVES WHOLESALE, LLC
NRG OPERATING SERVICES, INC.
NRG SOUTH CENTRAL OPERATIONS INC.

By:	/s/ Krisshna Koomar
Name: Krisshna Koomar
Title: Vice President

NRG CONSTRUCTION LLC
NRG ENERGY SERVICES LLC
NRG MAINTENANCE SERVICES LLC
NRG RELIABILITY SOLUTIONS LLC

By:	/s/ Rachel Smith
Name: Rachel Smith
Title: Treasurer

ENERGY PROTECTION INSURANCE COMPANY

By:	/s/ Krisshna Koomar
Name: Krisshna Koomar
Title: Vice President

NRG ILION LIMITED PARTNERSHIP
By: NRG Rockford Acquisition LLC, its General Partner

	By:	/s/ Gaëtan Frotté
Name: Gaëtan Frotté
Title: Treasurer

NRG SOUTH TEXAS LP
By: Texas Genco GP, LLC, its General Partner

	By:	/s/ Gaëtan Frotté
Name: Gaëtan Frotté
Title: Treasurer

TEXAS GENCO SERVICES, LP
By: New Genco GP, LLC, its General Partner

	By:	/s/ Gaëtan Frotté
Name: Gaëtan Frotté
Title: Treasurer

[Signature Page to Third Amendment]

ACKNOWLEDGED AND ACCEPTED BY:

CITICORP NORTH AMERICA, INC., as Administrative Agent

By:	/s/ Akshay Kulkarni
Name: Akshay Kulkarni
Title: Vice President

CITICORP NORTH AMERICA, INC., as Collateral Agent and Swingline Lender

By:	/s/ Akshay Kulkarni
Name: Akshay Kulkarni
Title: Vice President

[Signature Page to Third Amendment]

SIGNATURE PAGE TO
THIRD AMENDMENT

TRANCHE A ACCEPTING LENDER SIGNATURE PAGE

Bank of America, N.A.
(NAME OF LENDER)

By:	/s/ Jerry Wells
Name: Jerry Wells
Title: Director

[By:
Name:
Title:]

[Signature Page to Third Amendment]